UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

MEDLEY MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 6th Floor East

New York, New York 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MDLY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Medley Management Inc. (“MDLY” or the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that MDLY is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual. MDLY did not file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or before May 24, 2021, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended.

The NYSE informed MDLY that, under the NYSE’s rules, MDLY can regain compliance with Section 802.01E of the NYSE listing requirements by filing the Form 10-Q with the SEC at any time prior to November 24, 2021. If MDLY fails to file the Form 10-Q by that date, the NYSE may grant, in its sole discretion, a further extension of up to six additional months for MDLY to regain compliance, depending on the specific circumstances. The NYSE notice indicates that NYSE may commence delisting proceedings at any time during the period that is available to complete the filing, if circumstances warrant.

As reported in the Form 12b-25 (the “Form 12b-25”) filed by MDLY with the SEC on May 17, 2021, the Form 10-Q was delayed because of the complexity of the accounting treatment relating to the deconsolidation of MDLY’s heretofore consolidated subsidiary Medley LLC from MDLY’s financial statements as of the petition date of Medley LLC’s Chapter 11 case (the “Medley LLC Chapter 11 Case”), the significant work required to effect the deconsolidation and other significant demands associated with the Medley LLC Chapter 11 Case. At the time of the filing of the Form 12b-25, MDLY expected to timely file the Form 10-Q within the five calendar day extension period afforded by Rule 12b-25. However, as a result of significant work that remains to be done in connection with the accounting treatment thereof, MDLY was unable to timely file the Form 10-Q within the extension period afforded by Rule 12b-25.

MDLY continues to work diligently to complete the deconsolidation and finalize the Form 10-Q. Although MDLY plans to file the Form 10-Q as soon as possible after completion and finalization of Form 10-Q financial statements and disclosures and completion of review processes, MDLY is unable to predict a specific filing date at this time.

In accordance with the NYSE Listed Company Manual, MDLY has contacted the NYSE to discuss the status of the Form 10-Q. On June 1, 2021, MDLY issued a press release announcing the receipt of the notice of non-compliance from the NYSE. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As previously disclosed, on April 17, 2020, MDLY received written notice (the “April 2020 Notice”) from the NYSE that MDLY did not at the time of the April 2020 Notice (nor does MDLY at the time of filing of this Current Report on Form 8-K) satisfy the NYSE’s continued listing requirements set forth in Section 802.01B of the NYSE Listed Company Manual, which prohibits the Company’s average global market capitalization over a consecutive 30 trading-day period from being less than $50,000,000 at the same time its stockholders’ equity is less than $50,000,000. On June 1, 2020, MDLY submitted a business plan to the NYSE reflecting MDLY’s intent to seek to regain compliance with the Section 802.01B listing standards. On July 27, 2020, the NYSE accepted the plan and extended the cure period from December 26, 2020 to December 26, 2021, with MDLY subject to ongoing quarterly monitoring for compliance with said plan.

Item 8.01. Other Events.

On May 26, 2021, certain related separately managed account clients (collectively, the “Client”) terminated the investment period under each of Client’s investment management agreements, effective as of such date. As a result, Client will have no obligation to make further capital contributions to fund new investments. As of May 26, 2021, Client’s undrawn capital commitment was approximately $728 million in the aggregate. In accordance with Client’s investment management agreements, Medley will continue to manage the repayment and realization of investments remaining in Client’s accounts to their scheduled maturities or disposition, as the case may be; provided that Client has the right to terminate its investment management agreements and Medley's management of the existing investments upon 15 days’ written notice to Medley, in addition to such other termination rights as provided in Client’s investment management agreements. The existing investments remaining in Client’s investment accounts as of May 26, 2021 represented approximately $63 million in the aggregate.

For the years ended December 31, 2020 and 2019, Client represented approximately 2.2% and 2.5%, respectively, of Medley’s total management fees. As of March 31, 2021, Client represented approximately 30.8% of Medley’s AUM and 4.7% of Medley’s Fee Earning AUM. AUM refers to the assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Fee earning AUM refer to the assets under management on which the Company directly earns base management fees.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of Medley’s management and are subject to significant risks and uncertainties. The above statements regarding Medley’s plans associated with the Form 10-Q including completion of work associated therewith, the timing thereof, and the timing of the filing of the Form 10-Q, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements that are based on Medley’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Medley's actual results, as well as Medley's expectations regarding materiality or significance, to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the following: (i) the outcome of the formal review process being undertaken by Sierra Income Corporation (“Sierra”) to evaluate strategic alternatives for Sierra, and whether Sierra’s review process results in a termination of Medley’s advisory agreement with Sierra, which event would have a significant and material adverse effect on Medley’s business and prospects in which case we believe that Medley would likely not be able to continue operations; (ii) the outcome of the Medley LLC Chapter 11 Case and Medley LLC’s ability to successfully reorganize and emerge from bankruptcy protection; (iii) Medley LLC’s ability to develop and propose an amended Chapter 11 Plan of Reorganization of Medley LLC (“Plan”), successfully attain Bankruptcy Court confirmation of any such amended Plan that Medley LLC may propose, and thereafter successfully consummate and implement such Plan in accordance with the terms thereof; as previously reported in our Current Report on Form 8-K filed on May 13, 2021, pursuant to filings with the Bankruptcy Court, on May 13, 2021, Medley LLC withdrew its original Plan and Disclosure Statement; Medley LLC has to date been unable to successfully develop an amended Plan and an amended Disclosure Statement; (iv) since the commencement of Medley LLC’s Chapter 11 proceedings we have experienced and may continue to experience certain adverse effects on our business, including employee attrition, client attrition and a reduction in assets under management; (v) whether the Bankruptcy Court will confirm any amended plan of reorganization that Medley LLC may develop and propose (there being the risk that any amended plan of reorganization that Medley LLC may propose may never be confirmed by the Bankruptcy Court or become effective); (vi) additional risks related to the Medley LLC Chapter 11 Case and any reorganization in connection therewith, including, but not limited to, risks associated with any reorganization that Medley LLC may pursue (including but not limited to risks associated with potential changes to our capital structure), the Bankruptcy Court may grant or deny motions in a manner adverse to Medley LLC, claims that may not be discharged in the Medley LLC Chapter 11 Case, adverse publicity in connection with Medley LLC’s bankruptcy petition, the impact of the Medley LLC Chapter 11 Case on our overall future financial performance, and risks related to trading in our securities during the pendency of the Medley LLC Chapter 11 Case; (vii) in the event Medley LLC is unable to successfully develop an amended Plan, or any such Plan that Medley LLC proposes fails to attain confirmation of the Bankruptcy Court, Medley LLC may have no suitable alternatives reasonably available to it other than a liquidation under Chapter 11 of the Bankruptcy Code, or to convert the Medley LLC Chapter 11 Case into a liquidation case under Chapter 7 of the Bankruptcy Code, in which event a Chapter 7 trustee would be appointed to liquidate Medley LLC’s assets for distribution in accordance with the priorities established by the Bankruptcy Code; (viii) our ability to continue as a going concern; (ix) the outcome of, the timeframe for, and the ultimate resolution of the matters raised by the Wells Notices received by MDLY, Medley LLC and certain pre-IPO owners of Medley LLC, including whether any enforcement action will be brought and the full extent of the potential implications thereof; any adverse outcome in connection therewith could have a material effect on our business, financial condition, or results of operations; (x) difficult market and political conditions; (xi) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (xii) our ability to successfully compete for and retain fund investors, assets, professional talent and investment opportunities; (xiii) our ability to successfully formulate and execute our business, investment and growth strategies; (xiv) our financial performance; (xv) our ability to consummate or successfully integrate development opportunities, acquisitions or joint ventures; (xvi) our ability to manage conflicts of interest; (xvii) our assumptions relating to our operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity; (xviii) the uncertain effect of COVID-19 or other future pandemics or events on our business, operating results and financial condition, including disruption to our customers, our employees, the global economy and financial markets; (xix), our ability to regain and maintain compliance with NYSE continued listing requirements and our ability to maintain our NYSE listing, and (xx) any further delays associated with the completion and filing of the Form 10-Q, as to which we are unable to provide a specific filing date at this time.

All forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K. Except as required by law, MDLY undertakes no obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting MDLY’s business and prospects, see “Risk Factors” in MDLY’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which has been filed with the SEC and is available on MDLY’s website (www.mdly.com) and on the SEC’s website (www.sec.gov).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Medley Management Inc. dated June 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: June 1, 2021